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ASSET-BACKED FINANCING FACILITY
Advanta Bank Corp.
Monthly Servicer Certificate

Collection Period:                         July1, 2000 - July 31, 2000

Settlement Date:                            15-Aug-00


A. SERIES INFORMATION:

   Advanta Equipment Leasing Receivables Series 2000-1 LLC
   Series 2000-1



I. AGGREGATE CONTRACT PRINCIPAL BALANCE:

   (a.)   Beginning Aggregate Contract Principal Balance........................................................ $ 409,853,918.68
                                                                                                                 -----------------
   (b.)   Contract Principal Balance of all Collections allocable to Contracts.................................. $  12,449,010.93
                                                                                                                 -----------------
   (c.)   Contract Principal Balance of Charged-Off Contracts................................................... $   2,522,914.35
                                                                                                                 -----------------
   (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of
          this Settlement Date.................................................................................. $ 394,881,993.40
                                                                                                                 -----------------


          Balances on this Payment Date: (after principal payments made for this related collection period)
   (e.)   Class A Principal Balance as of this
          Settlement Date (Class A Note Factor)   0.8375270                                                      $ 275,694,609.08
                                               -------------                                                     -----------------
   (e1.)  Ending Class A-1 Principal Balance      0.7049817                                 $ 127,802,609.08
                                               -------------                              -------------------
   (e2.)  Ending Class A-2 Principal Balance      1.0000000                                  $ 63,269,000.00
                                               -------------                              -------------------
   (e3.)  Ending Class A-3 Principal Balance      1.0000000                                  $ 84,623,000.00
                                               -------------                              -------------------
   (f.)   Ending Class B Principal Balance as of this
          Settlement Date (Class B Note Factor)   0.8375270                                                       $ 23,630,822.99
                                               -------------                                                     -----------------
   (g.)   Ending Class C Principal Balance as of this
          Settlement Date (Class C Note Factor)   0.8375270                                                       $ 15,753,882.18
                                               -------------                                                     -----------------
   (h.)   Ending Class D Principal Balance as of this
          Settlement Date (Class D Note Factor)   0.8375082                                                        $ 7,876,764.49
                                               -------------                                                     -----------------
   (i.)   Ending Class E Principal Balance as of this
          Settlement Date (Class E Note Factor)   0.8397215                                                       $ 19,743,532.22
                                               -------------                                                     -----------------
   (j.)   Ending Class F Principal Balance as of this
          Settlement Date (Class F Note Factor)   0.8397215                                                       $ 51,335,967.83
                                                -------------                                                    ------------------



II.COMPLIANCE RATIOS:

   (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts......................................... $ 455,087,485.61
                                                                                                                 -----------------

   (b.)   CBR of Contracts 1 - 30 days delinquent...............................................................  $ 44,856,839.82
                                                                                                                 -----------------
   (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date..............................            9.86%
                                                                                                                 -----------------

   (d.)   CBR of Contracts 31 - 60 days delinquent..............................................................  $ 21,128,036.64
                                                                                                                 -----------------
   (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date.............................            4.64%
                                                                                                                 -----------------

   (f.)   CBR of Contracts 61 - 90 days delinquent..............................................................   $ 9,397,154.34
                                                                                                                 -----------------
   (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date.............................            2.06%
                                                                                                                 -----------------

   (h.)   CBR of Contracts > 91 days delinquent.................................................................   $ 7,780,855.15
                                                                                                                 -----------------
   (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date...............................            1.71%
                                                                                                                 -----------------

   (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date..........................            8.42%
                                                                                                                 -----------------
   (j2.)  Month 2:        Jun-00................................................................................            8.16%
                       ----------                                                                                -----------------
   (j3.)  Month 3:        May-00................................................................................            8.33%
                       ----------                                                                                -----------------
   (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more.................................            8.30%
                                                                                                                 -----------------

   (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360)................................            6.91%
                                                                                                                 -----------------
   (k2.)  Month 2:        Jun-00................................................................................            8.20%
                       ----------                                                                                -----------------
   (k3.)  Month 3:        May-00................................................................................            3.77%
                       ----------                                                                                -----------------
   (k4.)  Three month rolling average % for Defaulted Contracts.................................................            6.29%
                                                                                                                 -----------------

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

(l1.) Cumulative Net Loss Percentage.......................................................................          1.6433%
                                                                                                             -----------------------
(l2.) Does the Cumulative Net Loss % exceed................................................................
(l3.) The Loss Trigger Level % from Beginning Period to and including 12th Collection
      Period ?   Y or N....................................................................................            NO
                                                                                                             -----------------------
(l4.) The Loss Trigger Level % from 13th Collection Period to and including 24th
       Collection Period ?  Y or N.........................................................................            N/A
                                                                                                             -----------------------
(l5.) The Loss Trigger Level % from 25th Collection Period and thereafter ?     Y or N.....................            N/A
                                                                                                             -----------------------

(m5.) Is there currently a Trigger Event which has not been cured for this payment
      date...Y or N .......................................................................................             NO
                                                                                                             -----------------------
(m5.) Is there currently an Event of Default for this payment date......Y or N.............................             NO
                                                                                                             -----------------------



III.  FLOW OF FUNDS:

(1.)  The amount on deposit in Available Funds                                                                $       15,660,712.83
                                                                                                             -----------------------
(2.)  Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased          $           11,270.34
                                                                                                             -----------------------
(3.)  Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2)       $       15,671,983.17
                                                                                                             -----------------------
(4.)  Funds to the servicer, any Excluded Amounts-Residual Receipts                                           $           76,175.74
                                                                                                             -----------------------
(a.)  To the Trustee, trustee fees and expenses subject to an annual limit                                               -
                                                                                                             -----------------------
(b.)  To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts                   $           45,893.35
                                                                                                             -----------------------
(c.)  To the Servicer, the servicing fee then due and miscellaneous amounts, if any                           $          341,544.93
                                                                                                             -----------------------


      TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
(d.)  To Class A, the total Class A Note Interest for the related interest accrual period..................       $ 1,693,772.74
                                                                                                            -----------------------
                   Interest on Class A-1 Notes.......................................    $ 789,064.48
                                                                                      -------------------
                   Interest on Class A-2 Notes.......................................    $ 382,513.83
                                                                                      -------------------
                   Interest on Class A-3 Notes.......................................    $ 522,194.43
                                                                                      -------------------
(e.)  Interest on Class B Notes for the related interest accrual period.....................................       $ 154,614.22
                                                                                                             -----------------------
(f.)  Interest on Class C Notes for the related interest accrual period.....................................       $ 104,780.45
                                                                                                             -----------------------
(g.)  Interest on Class D Notes for the related interest accrual period.....................................        $ 54,638.72
                                                                                                             -----------------------


      CLASS E INTEREST:
(h1.) If Class E Noteholder is not Originator, then Interest on Class E Notes for the
      related interest accrual period or otherwise $0......................................................              -
                                                                                                             -----------------------

(h2.) If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and
      Class D notes or otherwise $0........................................................................       $ 175,036.75
                                                                                                               -------------------



      TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

(i1.) Class A percentage............................................................          0.69999903
                                                                                      -------------------
(i2.) To Class A, amount from reserve account, if any...............................          -
                                                                                      -------------------
(i3.) To Class A, the Class A overdue principal, if any ............................          -
                                                                                      -------------------
(i4.) To Class A, the Class A monthly principal payment amount......................    $ 10,480,333.16
                                                                                      -------------------
(i5.) To Class A, the additional principal, if any, allocable from Class E interest
      amount........................................................................    $ 149,421.82
                                                                                      -------------------
(i6.) To Class A, the additional principal, if any, allocable from Class F floor
      amount........................................................................            -
                                                                                      -------------------

(i7.) Total principal payment to Class A  (i2-i6).................................      $ 10,629,755.69
                                                                                      -------------------
(i8.)............. Principal payment to Class A-1 Noteholders..............................................       $ 10,629,755.69
                                                                                                             -----------------------
(i9.)............. Principal payment to Class A-2 Noteholders..............................................             -
                                                                                                             -----------------------
(i10).............. Principal payment to Class A-3 Noteholders..............................................             -
                                                                                                             -----------------------

(j1.) Class B percentage...........................................................          0.059999551
                                                                                      -------------------
(j2.) To Class B, amount from reserve account, if any..............................           -
                                                                                      -------------------
(j3.) To Class B, the Class B overdue principal, if any............................           -
                                                                                      -------------------
(j4.) To Class B, the Class B monthly principal payment amount.....................      $ 898,308.80
                                                                                      -------------------
(j5.) To Class B, the additional principal, if any, allocable from Class E
      interest amount..............................................................      $ 12,807.51
                                                                                      -------------------
(j6.) To Class B, the additional principal, if any, allocable from Class F
      floor amount.................................................................             -
                                                                                      -------------------
(j7.) Total principal payment to Class B Noteholders (j2-j6)...........................................            $ 911,116.37
                                                                                                         ---------------------------

(k1.) Class C percentage.............................................................        0.039999701
                                                                                      -------------------
(j2.) To Class C, amount from reserve account, if any................................         -
                                                                                      -------------------
(k3.) To Class C, the Class C overdue principal, if any..............................         -
                                                                                      -------------------
(k4.) To Class C, the Class C monthly principal payment amount.......................    $ 598,872.53
                                                                                      -------------------
(k5.) To Class C, the additional principal, if any, allocable from Class E
      interest amount................................................................    $  8,538.34
                                                                                      -------------------
(k6.) To Class C, the additional principal, if any, allocable from Class F floor
      amount.........................................................................         -
                                                                                      -------------------
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

     (k7.) Total principal payment to Class C Noteholders (k2-k6)...........................................       $ 607,410.87
                                                                                                             -----------------------

     (l1.) Class D percentage.......................................................            0.01999985
                                                                                        -------------------
     (l2.) To Class D, amount from reserve account, if any..........................            -
                                                                                        -------------------
     (l3.) To Class D, the Class D overdue principal, if any........................            -
                                                                                        -------------------
     (l4.) To Class D, the Class D monthly principal payment amount................           $ 299,436.27
                                                                                        -------------------
     (l5.) To Class D, the additional principal, if any, allocable from Class E
           interest amount.........................................................             $ 4,269.08
                                                                                        -------------------
     (l6.) To Class D, the additional principal, if any, allocable from Class F
           floor amount............................................................             -
                                                                                        -------------------
     (l7.) Total principal payment to Class D Noteholders (l2-l6)...........................................       $ 303,705.34
                                                                                                             -----------------------

     (m1.) Class E percentage......................................................            0.049998563
                                                                                        -------------------
     (m2.) To Class E, amount from reserve account, if any.........................            $ 80,237.09
                                                                                        -------------------
     (m3.) To Class E, the Class E overdue principal, if any........................            -
                                                                                        -------------------
     (m4.) To Class E, the Class E monthly principal payment amount................           $ 748,574.75
                                                                                        -------------------
     (m5.) To Class E, the additional principal, if any, allocable from Class F
           floor amount ...........................................................             -
                                                                                        -------------------
     (m6.) Total principal payment to Class E Noteholders (m2-m5)...........................................       $ 748,574.75
                                                                                                             -----------------------



           TO THE RESERVE ACCOUNT :
     (4.)  The amount, if any, needed to maintain the amount in the reserve account
           at the required reserve amount...................................................................               $ -
                                                                                                                --------------------



           CLASS F PAYMENTS:
     (n1.) Sub-Total of funds disbursed through the Reserve Account.................          $ 15,671,983.16
                                                                                           -------------------
     (n2.) Funds available to be paid to Class F                                                       $ -
                                                                                           -------------------

     (n3.) Class F percentage.......................................................              0.130003314
                                                                                           -------------------
     (n4.) Class F floor amount.....................................................           $ 9,405,070.31
                                                                                            ------------------
     (n5.) Class F principal balance before payment of principal on this payment date..       $ 53,282,367.73
                                                                                           -------------------

     (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.) If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal
           balance has been reduced to the Class F floor amount  and (b) funds available....................                 $ 0.00
                                                                                                                 -------------------


     (n8.) If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0.......
                                                                                                                 -------------------

           TO THE TRUSTEE:
     (7.)  To the Trustee, any fees and expenses not previously paid subject to a limit........................
                                                                                                                 -------------------

           TO THE ISSUERS:
     (8.)  To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the
           collection account after all payments are made above...............................................                   $ -
                                                                                                                 -------------------




IV. SERVICER ADVANCES

     (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period                            $ 4,632,805.30
                                                                                                                 -------------------
     (b.)  Servicer Advances reimbursed during the Collection Period                                                     $ 24,629.53
                                                                                                                 -------------------
     (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date                                                                                               $ 44,857.08
                                                                                                                 -------------------
     (d.)  Servicer Advances made during the related Collection Period                                                          $ -
                                                                                                                 -------------------
     (e.)  Aggregate amount of Servicer Advances at the end of the Collection
           Period                                                                                                     $ 4,563,318.69
                                                                                                                 -------------------
     (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made                                                                                                 -
                                                                                                                 -------------------


V.   RESERVE ACCOUNT
     (a.)  Amount on deposit at the beginning of the related Collection Period                                        $ 4,120,073.97
                                                                                                                 -------------------
     (b.)  Reserve Account initial deposit
                                                                                                                 -------------------
     (c.)  Amount of interest earnings reinvested for the related Monthly Period                                       $ -
                                                                                                                 -------------------
     (d.)  Amounts used to cover shortfalls, if any,  for the related Collection Period                                  $ 80,237.09
                                                                                                                 -------------------
     (e.)  Amounts used as required in a Trigger Event , if any,  for the related Collection Period                    $ -
                                                                                                                 -------------------
     (f.)  Amounts transferred in from the Collection Account, if applicable (line 4)                                  $ -
                                                                                                                 -------------------
     (g.)  Interest earnings for the related Monthly Period                                                              $ 24,068.30
                                                                                                                 -------------------
     (h.)  Interest  earnings withdrawn and included as Available Funds for the related Monthly Period                   $ 24,068.30
                                                                                                                 -------------------

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
                                                                                                                 -------------------
   (i.)  Amount on deposit at the end of the related Collection Period..........................................   $ 4,039,836.88
                                                                                                                  ------------------
   (j.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
         as of the related Collection period ? Y or N...........................................................          N
                                                                                                                  ------------------





VI.   ADVANCE PAYMENTS
   (a.)  Beginning aggregate Advance Payments...................................................................   $ 3,258,285.96
                                                                                                                  -----------------
   (b.)  Add:  Amount of Advance Payments collected during the related Collection Period........................   $ 2,508,050.15
                                                                                                                  ------------------
   (c.)  Add:  Investment earnings for the related  Collection Period                                              $      -
                                                                                                                  -----------------
   (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account...........................   $ 2,451,132.22
                                                                                                                  -----------------
   (e.)  Ending aggregate Advance Payments......................................................................   $ 3,315,203.89
                                                                                                                  ------------------






ADVANTA BANK CORP., AS SERVICER

BY:         /s/ KIRK WEILER
            ---------------

TITLE:      VP of Finance
            --------------
DATE:       8/10/00
            -------

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